Exhibit 10.19
AMENDMENT NO. 1
TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of August 20, 2008 (this “Amendment”) among TRIMBLE NAVIGATION LIMITED, a California corporation (the “Company”), and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Company, various lenders (the “Lenders”), and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of February 16, 2007 (the “Credit Agreement”).

WHEREAS, the Company has requested that the Lenders agree to certain amendments to the Credit Agreement, and each of the Lenders signatory hereto, which Lenders collectively constitute the Required Lenders referred to in the Credit Agreement, have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.             Terms.  All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

2.             Amendments.

(a)         Clause (c) of the definition of the term “Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(c)       dividends paid on stock of the Company and other Restricted Payments made by the Company during such period (exclusive of any redemptions, retirements, purchases or other acquisitions for value of any Equity Interests of the Company), plus”

(b)         Clause (d) of Section 7.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(d)       Notwithstanding the restrictions in the following sentence, the Company or any of its Subsidiaries may at any time redeem, retire, purchase or otherwise acquire for value any Equity Interests of the Company so long as at the time of such redemption, retirement, purchase or acquisition (i) no Default or Unmatured Default then exists, (ii) the Leverage Ratio set forth in the compliance certificates delivered pursuant to Section 7.1(a)(iii)(b) for the two most recently completed periods pursuant to clauses (i) and (ii) of Section 7.1(a) was less than 2.00 to 1.00 and (iii) after giving pro forma effect to such Restricted Payment, the Leverage Ratio will be less than 2.00 to 1.00.  Subject to the foregoing, the Company shall not, nor shall it permit any Subsidiary to, make or declare any Restricted Payments (other than Restricted Payments by a Subsidiary to the Company or another Wholly-Owned Subsidiary) except that so long as no Default or Unmatured Default then exists, the Company and its Subsidiaries may (i) repurchase shares from its employees, officers or directors pursuant to any vesting provisions with respect thereto; (ii) make Restricted Payments not to exceed (x) in any twelve month period, an aggregate amount equal to fifty percent (50%) of Net Income plus, to the extent deducted in determining Net Income for such period, non-cash expenses in respect of stock options, in each case, for the previous twelve month period; provided that the foregoing amount shall be reduced (to not less than $0) by the amount of any Restricted Payments made pursuant to the first sentence of this Section 7.3(d) during the previous twelve month period if at the time the Company makes a Restricted Payment pursuant to this clause (ii)(x), the Company would not be permitted to make a Restricted Payment pursuant to the first sentence of this Section 7.3(d); and (y) subject to pro forma compliance with the Fixed Charge Coverage Ratio, an additional $50,000,000 over the term of this Agreement (it being understood and agreed that such amount is in addition to any amounts available for Restricted Payments pursuant to the first sentence of this Section 7.3(d) and clause (ii)(x) above); (iii) make acquisitions of Capital Stock of the Company in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise or in connection with the satisfaction of withholding tax obligations; (iv) purchase of fractional shares of the Capital Stock of the Company arising out of stock dividends, splits or combinations or business combinations; (v) in connection with any Permitted Acquisition, (A) receive or accept the return to the Company or any of its Subsidiaries of Capital Stock of the Company or any of its Subsidiaries constituting a portion of the purchase price consideration in settlement of indemnification claims or (B) make payments or distributions to dissenting stockholders pursuant to applicable law; (vi) honor any conversion request by a holder of any Convertible Indebtedness of the Company or any of its Subsidiaries, and make cash payments in lieu of fractional shares in connection with the conversion of such Convertible Indebtedness; (vii) purchase, redeem, repurchase, defease, acquire or retire for value Capital Stock or Subordinated Indebtedness of the Company or any of its Subsidiaries in exchange for, upon conversion of, or out of the proceeds of, the substantially concurrent sale of Capital Stock of the Company (other than Disqualified Stock) whether contemporaneously or in the future; and (viii) purchase, redeem, repurchase, defease, acquire or retire for value any Subordinated Indebtedness in exchange for, or out of the proceeds of, any Subordinated Indebtedness incurred to refinance such Subordinated Indebtedness.”

3.              Representations and Warranties.  The Company represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, and after giving effect to this Amendment:

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3.1           Authorization.  The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Company.

3.2           Binding Obligation.  This Amendment constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity (regardless of whether enforcement is sought in equity or at law).

3.3           No Legal Obstacle to Amendment.  The execution, delivery and performance of this Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

3.4           Incorporation of Certain Representations.  After giving effect to the terms of this Amendment, the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true and correct in all material respects as of such date).

3.5           Default.  No Unmatured Default or Event of Default under the Credit Agreement has occurred and is continuing.

4.             Conditions, Effectiveness.

4.1           Conditions.  This Amendment shall become effective as of the date first written above upon satisfaction of each of the following conditions:

(a)         The Administrative Agent shall have received a Consent of Lender in the form of Exhibit B executed by the Required Lenders.

(b)         The Administrative Agent shall have received an affirmation letter substantially in the form of Exhibit A from each of the Guarantors.

5.             Miscellaneous.

5.1           Effectiveness of the Credit Agreement.  Except as hereby expressly amended, the Credit Agreement shall remain in full force and effect, and is hereby ratified and confirmed in all respects on and as of the date hereof.

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5.2           Waivers.  This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Required Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

5.3           Counterparts.  This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of New York.

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IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	TRIMBLE NAVIGATION LIMITED

	By:	/s/ John E. Huey
	Name:	John E. Huey
	Title:	Treasurer

ADMINISTRATIVE AGENT:	THE BANK OF NOVA SCOTIA, as Administrative Agent

	By:	/s/ Diane Emanuel
	Name:	Diane Emanuel
	Title:	Director

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EXHIBIT A
to Amendment No. 1 to
Amended and Restated Credit Agreement

August 20, 2008

The Guarantors under the
hereinafter-described
Credit Agreement

Re:           Trimble Navigation Limited

Gentlemen:

Please refer to (1) the Amended and Restated Credit Agreement, dated as of February 16, 2007 (the “Credit Agreement”), by and among Trimble Navigation Limited, a California corporation (the “Company”), the various financial institutions parties thereto (collectively, the “Lenders”), and The Bank of Nova Scotia, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and (2) the Guaranty dated July 28, 2005 from the addressees in favor of the Lenders and the Administrative Agent (the “Guaranty”).  Pursuant to an amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended.  We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (ii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

THE BANK OF NOVA SCOTIA, as
Administrative Agent

By:	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Director

Exhibit A-1

Acknowledged and Agreed to
as of the date hereof:

TRIMBLE NAVIGATION INTERNATIONAL LIMITED

By:	/s/ Rajat Bahri
Name:	Rajat Bahri
Title:	CFO

TRIPOD DATA SYSTEMS, INC.

By:	/s/ Rajat Bahri
Name:	Rajat Bahri
Title:	CFO

PACIFIC CREST CORPORATION

By:	Steven W. Berglund
Name:	Steven W. Berglund
Title:	President

Exhibit A-2

EXHIBIT B
to Amendment No. 1 to
Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 16, 2007 among Trimble Navigation Limited, a California corporation (the “Company”), the Lenders party thereto and The Bank of Nova Scotia, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  August 20, 2008

The Bank of Nova Scotia

By:	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Director

Exhibit B-1

EXHIBIT B
to Amendment No. 1 to
Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 16, 2007 among Trimble Navigation Limited, a California corporation (the “Company”), the Lenders party thereto and The Bank of Nova Scotia, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  August __, 2008

JP Morgan Chase Bank

By:	/s/ Anne Biancardi
Name:	Anne Biancardi
Title:	Vice President, Credit Executive

Exhibit B-2

EXHIBIT B
to Amendment No. 1 to
Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 16, 2007 among Trimble Navigation Limited, a California corporation (the “Company”), the Lenders party thereto and The Bank of Nova Scotia, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  August 15, 2008

Bank of America, N.A.

By:	/s/ Christina Felsing
Name:	Christina Felsing
Title:	Vice President

Exhibit B-3

EXHIBIT B
to Amendment No. 1 to
Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 16, 2007 among Trimble Navigation Limited, a California corporation (the “Company”), the Lenders party thereto and The Bank of Nova Scotia, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  August 15, 2008

Wells Fargo

By:	/s/ Jamie Riggs
Name:	Jamie Riggs
Title:	Assistant Vice President

Exhibit B-4

EXHIBIT B
to Amendment No. 1 to
Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 16, 2007 among Trimble Navigation Limited, a California corporation (the “Company”), the Lenders party thereto and The Bank of Nova Scotia, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  August 18, 2008

The Governor and Company of the Bank of Ireland

By:	/s/ Elaine Crowley
Name:	Elaine Crowley
Title:	Authorized Signatory

By:	/s/ Emer Dalton
Name:	Emer Dalton
Title:	Authorized Signatory

Exhibit B-5

EXHIBIT B
to Amendment No. 1 to
Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 16, 2007 among Trimble Navigation Limited, a California corporation (the “Company”), the Lenders party thereto and The Bank of Nova Scotia, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  August 20, 2008

Mizuho Corporate Bank, Ltd.

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

Exhibit B-6

EXHIBIT B
to Amendment No. 1 to
Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 16, 2007 among Trimble Navigation Limited, a California corporation (the “Company”), the Lenders party thereto and The Bank of Nova Scotia, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  August 19, 2008

U.S. Bank National Association

By:	/s/ Richard J. Ameny, Jr.
Name:	Richard J. Ameny, Jr.
Title:	Vice President

Exhibit B-7

EXHIBIT B
to Amendment No. 1 to
Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 16, 2007 among Trimble Navigation Limited, a California corporation (the “Company”), the Lenders party thereto and The Bank of Nova Scotia, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  August 20, 2008

Nordea Bank Finland Plc acting through its
New York and Grand Cayman Branches

By:
Name:
Title:

By:	/s/ Leena Parker
Name:	Leena Parker
Title:	Vice President

Exhibit B-8

to Amendment No. 1 to
Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 16, 2007 among Trimble Navigation Limited, a California corporation (the “Company”), the Lenders party thereto and The Bank of Nova Scotia, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  August 18, 2008

Scotiabanc Inc.

By:	/s/ J.R. Todd
Name:	J.R. Todd
Title:	Managing Director

Exhibit B-9